Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thunder Mountain Gold Inc, (the "Company") on Form 10Q for the period ending March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric T. Jones, President, Director and Chief Executive Officer of the Company, certify, pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By  /s/ Eric T. Jones

Eric T. Jones

President, Director and Chief Executive Officer
Date: May 14, 2024